UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 16, 2006
                                                           ------------

                             AVENTURA HOLDINGS, INC.
                         -------------------------------
              (Exact name of registrant as specified in its charter)

                                     FLORIDA
                                   ----------
                 (State or Other Jurisdiction of Incorporation)

              814-00703                                   65-024624
     (Commission  File  Number)           (IRS Employer  Identification  Number)

           20533 Biscayne Boulevard, Suite 1122, Miami, Florida 33180
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                    (Address of Principal Executive Offices)

                                 (305) 937-2000
                               ------------------
              (Registrant's Telephone Number, Including Area Code)

                             Sun Network Group, Inc.
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     On  May  16,  2006,  Aventura  Holdings,  Inc.,  a Florida corporation (the
"Company")  entered  into  several  agreements  with  Horvath  Holdings,  LLC
("Horvath"), a Michigan limited liability Company, which owns and operates automobile dealerships and finance companies concentrating in the sub-prime lending market. These agreements included a Securities Purchase Agreement ("SPA"), a Class A Common Stock Purchase Warrant ("Warrant"), a Registration Rights Agreement and a Lock-Up Agreement (the "Transaction"). Such agreements are included with this Form 8-K as Exhibits.

     The parties to the SPA include the Company, Horvath and one of Horvath's wholly-owned subsidiaries, Ohio Funding Group, Inc., a Michigan corporation ("Ohio Funding"). Pursuant to the terms of the SPA, in exchange for contributing thirty percent (30%) of the equity of Ohio Funding with an agreed value of one hundred thousand dollars ($100,000), Horvath received two hundred million (200,000,000) shares of common stock of the Company.

     As a part of the Transaction, the Company issued to Horvath a Warrant exercisable for one (1) year. The Warrant enables Horvath to contribute, at any time during the exercise period, at a fixed price per share of $.0005, the remaining equity interests in its subsidiaries in exchange for the greater of:
(a) 2,528,443,528 shares of the common stock of the Company, or (b) that number of shares of common stock of the Company as shall be required for Horvath to obtain, when combined with other shares of common stock of the Company then cumulatively held by Horvath, at least fifty-one percent (51%) of the total fully-diluted shares of common stock outstanding of the Company on the date the Warrant is fully exercised. The Warrant immediately grants to Horvath one (1) Board seat designation right with respect to the Board of Directors of the Company, and grants one (1) additional Board seat designation right, up to a total of four (4) Board seat designations (including the original Board seat), upon each tender of a controlling equity position in a legal entity controlled by the Company.

     The Transaction also includes a Registration Rights Agreement between Horvath and the Company, which grants Horvath certain registration rights concerning the shares of the Company's common stock that it received under the SPA and those shares it will receive upon exercise of the Warrant. The Company is obligated to effect up to two (2) demand registrations, and an unlimited number of "piggyback" registrations, and to pay for certain expenses incurred in connection with such registrations, for a period of five (5) years from the Transaction closing date.

     Also in connection with the Transaction, Melissa Apple, as trustee under the Maria Lopez Irrevocable Trust UTD March 29, 2004 (the "Trust"), the current majority shareholder of the Company, entered into a Lock-Up Agreement with Horvath whereby the Trust agreed to refrain from transferring its shares of common stock of the Company ("Trust Shares") to any third party, except to certain permitted transferees, for a period of one (1) year following the Transaction closing date and to only transfer up to a permitted amount of Trust Shares equal to five percent (5%) of the total number of Trust Shares in each of the following four (4) years. The Trust also granted Horvath, while the Warrant is outstanding, full authority to vote, in person or by proxy, all of the Trust Shares on matters submitted to the vote of Company's shareholders, including but not limited to, the election of the Company's Board of Directors.

ITEM  5.01     CHANGES  IN  CONTROL  OF  COMPANY

     Pursuant to the Transaction described more fully above in Item 1.02, a change in control of the Company has occurred as of the Transaction closing date, May 16, 2006, since Horvath acquired voting control of the Company. Pursuant to the terms of the Warrant, the Trust (the Company's majority shareholder) granted Horvath full authority to vote all of the Trust Shares while the Warrant remains outstanding.

     In addition, the Warrant grants Horvath up to a total of four (4) Board seat designations with respect to the Board of Directors of the Company. The Company also agreed that, at no time prior to the expiration of the Warrant, shall the total number of directors of the Company exceed seven (7).

     Following the Transaction, Horvath beneficially owns 2,959,502,446 shares of common stock of the Company, or approximately 51% of the voting securities of the Company, which includes: (1) 200,000,000 shares of the Company's common stock received by Horvath in the Transaction, and (2) 2,759,502,446 shares of the Company's common stock assuming full exercise of the Warrant as of the Transaction closing date.

     With respect to the additional information specified in Item 5.01(a)(8), the Company hereby incorporates by reference its Form 10-K filed with the Commission on March 30, 2006 and its Form 10-Q filed with the Commission on May 12, 2006.

ITEM  5.02     DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION  OF
DIRECTORS;                    APPOINTMENT  OF  PRINCIPAL  OFFICERS

     On May 15, 2006, Alrene Waltzer and Anthony J. Roberts, Sr. tendered their resignations as directors of the Company. Such resignations were acknowledged and accepted by the Company's Board of Directors in a Joint Consent Resolution of the Majority Shareholder and Board of Directors dated May 16, 2006. Letters on departure of the directors are included with this Form 8-K as an Exhibit.

ITEM  8.01     OTHER  EVENTS

     On May 16, 2006, in a Joint Consent Resolution of the Majority Shareholder and the Board of Directors of the Company, the Bylaws of the Company were adopted. These Bylaws are included with this Form 8-K as an Exhibit.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

Item  601  of  Reg.  S-B

  Exhibit Number    Description  of  Exhibit
  --------------    ------------------------
     3.1            Bylaws
     10.1           Securities  Purchase  Agreement
     10.2           Class  A  Common  Stock  Purchase  Warrant
     10.3           Registration  Rights  Agreement
     10.4           Lock-Up  Agreement
     17.1           Letter  of  Departure  of  Directors  Arlene Waltzer
     17.1           Letter  of  Departure  of  Directors  Anthony Roberts

     SIGNATURES
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     Pursuant  to  the  requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        AVENTURA  HOLDINGS,  INC.
                                        (Registrant)


Dated:  May  22,  2006                        By: /s/Craig  Waltzer
                                                 ------------------
                                                     Craig  Waltzer
                                             Its:  President